Prospectus Supplement Dated Sept. 30, 2010*

Fund Name	Prospectus Dated

Columbia U.S. Government Mortgage Fund	July 30, 2010

Effective Oct. 1, 2010, the Portfolio Manager section under “Fund Management” in the Summary of the Fund section is superseded and replaced with the following:

Portfolio Manager	Title	Managed Fund Since

Jason J. Callen	Portfolio Manager	2009
Tom Heuer, CFA	Portfolio Manager	May 2010

Effective Oct. 1, 2010, the Portfolio Manager section under “Investment Manager” in the Fund Management and Compensation section of the Fund’s prospectus is superseded and replaced with the following:

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are:

Jason J. Callan, Portfolio Manager

•	Managed the Fund since 2009.
•	Sector Leader on the structured assets sector team.
•	Joined the investment manager in 2007.
•	Trader, Principal Investment Activities Group, GMAC ResCap, 2004 to 2007.
•	Began investment career in 2004.
•	MBA, University of Minnesota.

Tom Heuer, CFA, Portfolio Manager

•	Managed the Fund since May 2010.
•	Sector Manager on the liquid and structured assets sector team since 2002.
•	Joined the investment manager in 1993.
•	MBA, University of Minnesota

The rest of this section remains the same.

S-6245-3 A (9/10)
* Valid until next update.